November 18, 2016

the Dreyfus third century Fund, inc.

Supplement to Summary Prospectus and Statutory Prospectus
dated September 30, 2016

In connection with a recommendation by The Dreyfus Corporation (Dreyfus), the fund's investment adviser, to change the fund's investment strategy to focus on sustainable and environmental, social and governance (ESG) investing, the fund's board has approved, subject to shareholder approval, (1) changes to the fund's investment strategy, including removing the current fundamental social investment policy and related fundamental social considerations, and changes to the fund's fundamental investment objective, (2) the engagement of Newton Investment Management (North America) Limited (Newton), an affiliate of Dreyfus, as sub-adviser for the fund and (3) a "manager of managers" arrangement for the fund whereby Dreyfus, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the fund without obtaining shareholder approval.  Shareholders of record at the close of business on January 4, 2017 will be asked to vote at a special meeting of shareholders, to be held on March 9, 2017.  If approved by fund shareholders, these and other proposed changes described below will become effective on or about May 1, 2017 (the Effective Date).  To be consistent with the proposed change to the fund's investment strategy, as of the Effective Date, the fund's name will be changed to "The Dreyfus Sustainable U.S. Equity Fund, Inc."

As of the Effective Date, and subject to shareholder approval, the fund normally will invest in companies that, in the opinion of Newton, demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  These are companies that have adopted, or are making progress towards, a sustainable business approach that Newton believes will create long-term shareholder value without compromising the needs of future generations.  The fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivatives or other strategic instruments with similar economic characteristics) of U.S. companies.

Currently, to pursue its goals, the fund normally invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.  This policy to so invest at least 80% of its net assets (the 80% Investment Policy) will be removed on or about February 10, 2017 irrespective of whether shareholders approve removing the current fundamental social investment policy and related fundamental social considerations and engaging Newton to serve as the fund's sub-adviser.  However, if shareholders do not approve such proposals, the fund would continue to invest in accordance with the current fundamental social investment policy and related fundamental social considerations described in the prospectus notwithstanding the removal of the 80% Investment Policy.

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If shareholders approve removing the current fundamental social investment policy and related fundamental social considerations and engaging Newton to serve as the fund's sub-adviser at the special meeting of shareholders, the following information will take effect for the fund as of the Effective Date.

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Goal and Approach

The fund seeks long-term capital appreciation.  To pursue its goal, the fund normally invests in companies that, in the opinion of Newton, demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.  These are companies that have adopted, or are making progress towards, a sustainable business approach that the fund's sub-adviser believes will create long-term shareholder value without compromising the needs of future generations.  The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivatives or other strategic instruments with similar economic characteristics) of U.S. companies.  The fund considers U.S. companies to be those companies organized or with their primary stock exchange listing, principal place of business, or majority of assets or business, in the United States.  The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund invests principally in common stocks.  The fund may invest in the stocks of companies with any market capitalization, but focuses on companies with market capitalizations of $5 billion or more at the time of purchase.  The fund may invest up to 20% of its net assets in the stocks of foreign companies, including up to 10% of its net assets in the securities of issuers in emerging market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

Newton employs a fundamental bottom-up investment process to select stocks for the fund's portfolio.  The core of Newton's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a wider context.  Newton uses a series of investment themes, which are designed to define the wider social, financial and political environment, as a framework for understanding events, trends and competitive pressures worldwide.

Fundamental proprietary research is at the heart of Newton's investment process.  Newton's global industry analysts and responsible investment team consider the context provided by the investment themes.  Newton then conducts rigorous analysis of the competitive position and valuation of potential investments, as well as an assessment of any material ESG issues.  Using fundamental proprietary research that systematically integrates the consideration of ESG issues, Newton seeks attractively-priced companies with good products, strong management and strategic direction that have adopted, or are making progress towards, a sustainable business approach.  These are companies that Newton believes should benefit from favorable long-term trends.  When considering the financial attractiveness of a potential investment, Newton utilizes a variety of valuation techniques, which may include free cash flow and cost of capital measurements, asset valuation, and absolute and relative earnings ratios, and assesses the appropriateness of these valuations in the context of other fundamental factors, such as strategic positioning, the sustainability of the company's business model, return on invested capital and use of financial leverage.

Newton's systematically integrated ESG approach includes investment-led fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting consistent with Newton's investment and engagement priorities.  Prior to investment, each company will receive a proprietary ESG quality review rating designed to ensure that any material ESG issues of the company are taken into consideration.  Newton assigns an ESG quality review rating to a company based on a proprietary quality review that may include:

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•         Environmental analysis, which includes an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

•         Social analysis, which includes an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

•         Governance analysis, which includes an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

The fund will not purchase shares of a company whose primary business involves tobacco.

Newton monitors the fund's portfolio for emerging ESG controversies and issues and periodically reviews each company's ESG quality rating.  This integrated investment process is intended to ensure that ESG issues are taken into account and that the fund invests in companies with attractive fundamental investment attributes that adopt, or are making progress towards, sustainable business practices.  Once an investment has been made, any material but resolvable ESG issues identified in the ESG quality review process will be addressed with the company in an engagement plan in order to promote change.  Newton typically votes at every shareholder meeting of every portfolio holding.  This activity is undertaken in-house to ensure that the opinions expressed through Newton's voting record are in line with Newton's investment and engagement priorities.  The fund will not invest in companies that Newton deems to have material unresolvable ESG issues.

The fund's portfolio managers typically will consider selling a security as a result of one or more of the following:

•         price movement and market activity have created an excessive valuation;

•         the valuation of the company has become expensive relative to its peers;

•         the company has encountered a material, unresolvable ESG issue;

•         there has been a significant change in the prospects of the company;

•         there has been a change in investment theme or strategy; or

•         profit-taking.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives or other strategic instruments, principally options, futures and options on futures (including those relating to stocks, indices and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset or currency, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund.  To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  Although not a principal investment strategy, the fund may invest in exchange-traded funds (ETFs), such as those that are designed to track the performance of an index, and real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

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The fund will not lend its portfolio securities.

Investment Risks

As of the Effective Date, an investment in the fund, as is currently the case, will be subject to the principal risk that the fund's investment approach may cause it to perform differently than similar funds that do not have such an investment approach.  The fund's proposed investment approach that systematically integrates the consideration of ESG issues in the securities selection process may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the fund to do so.  The fund will vote proxies in a manner that is consistent with its investment approach, which may not always be consistent with maximizing the performance of the issuer in the short-term.

The fund also will be subject, as of the Effective Date, to the following additional risks that are not anticipated to be principal risks of investing in the fund:

•         Emerging market risk.  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•         Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•         Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

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•         ETF risk.  The risks of investing in ETFs typically reflect the risks associated with the types of instruments in which the ETFs invest.  When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

•         REIT risk.  Investments in REITs expose the fund to risks similar to investing directly in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

•         Portfolio turnover risk.  At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

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If shareholders approve removing the current fundamental social investment policy and related fundamental social considerations of the fund and engaging Newton to serve as the fund's sub-adviser at the special meeting of shareholders, Dreyfus will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax implications to fund shareholders.

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Portfolio Management

As of the Effective Date, Dreyfus will continue to be the fund's investment adviser and, subject to shareholder approval, Newton will serve as the fund's sub-adviser.  Dreyfus, and not the fund, will compensate Newton out of the fee Dreyfus receives from the fund.  If fund shareholders approve removing the current fundamental social investment policy and related fundamental social considerations of the fund and engaging Newton to serve as the fund's sub-adviser, Dreyfus will contractually reduce the annual rate of its management fee from 0.75% to 0.60% of the value of the fund's average daily net assets, effective as of the Effective Date.  In addition, Dreyfus will contractually agree, effective as of the Effective Date and until October 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.70%.

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As of the Effective Date, and subject to shareholder approval described above, John Gilmore, Jeff Munroe and Terry Coles will be the fund's primary portfolio managers.  Mr. Gilmore, who will be the fund's lead portfolio manager, is the lead manager of Newton's sustainable U.S. equity model and a member of its global equities team providing specialist insight into the North American market.  He joined Newton in 2013; prior thereto, he was a portfolio manager at Kames Capital.  Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993.  Mr. Coles is a portfolio manager on the global equities team at Newton, where he has been employed since 2010.  In addition, Newton's responsible investment team, led by Sandra Carlisle, will be responsible for the fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting.  Ms. Carlisle joined Newton in 2013; prior thereto, she was a director at F&C Investments.

Newton is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon), located at 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom.  Newton, a registered investment adviser, was formed in 1978 and, as of September 30, 2016, together with its affiliates that comprise the Newton group of companies, managed approximately $70.9 billion in discretionary separate accounts and other investment accounts.  Newton, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the fund's assets as of the Effective Date.  Newton is affiliated with Dreyfus.

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As of the Effective Date, and subject to shareholder approval, the fund will implement a "manager of managers" arrangement whereby Dreyfus would be permitted to select one or more sub-advisers to manage the fund's portfolio in the future without obtaining shareholder approval.  Dreyfus will evaluate and recommend to the fund's board sub-advisers for the fund.  Dreyfus will monitor and evaluate the performance of the sub-advisers for the fund and will advise and recommend to the fund's board any changes to the fund's sub-advisers.  Dreyfus has obtained from the Securities and Exchange Commission (SEC) an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  Dreyfus has applied for an exemptive order from the SEC, which would replace the existing order, and upon which the fund may rely if granted by the SEC, that would permit Dreyfus, subject to certain conditions and approval by the fund's board, to hire and replace one or more sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon), without obtaining shareholder approval.  The requested order, like the existing order, also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the existing order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  The requested order would require the same disclosure with respect to the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate of Dreyfus (whether or not a wholly-owned subsidiary of BNY Mellon).  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  Currently, the fund has selected Newton, subject to shareholder approval, to manage all of the fund's assets.  One of the conditions of the requested order, like the existing order, is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the fund would be required under the requested order, as under the existing order, to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.  There is no guarantee that the requested order will be granted by the SEC.

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